UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 24, 2011

AMERICAN REALTY CAPITAL PROPERTIES, INC.

(Exact name of Registrant as specified in its charter)

Maryland	333-172205	45-2482685
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 415-6500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 24, 2011, American Realty Capital Properties, Inc. issued a press release announcing that it expects to complete the sale of its shares of common stock in connection with its initial public offering on or about September 1, 2011 and then close its offering, as scheduled, on September 6, 2011 with trading on The NASDAQ Capital Market to commence the following day.  The Company’s press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

 Item 9.01. Financial Statements and Exhibits.

 (d)     Exhibits

Exhibit No.	Description
99.1	Press Release dated August 24, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

August 24, 2011	By:	/s/ Nicholas S. Schorsch
	Name:	Nicholas S. Schorsch
	Title:	Chief Executive Officer and
Chairman of the Board of Directors